                                                                    Exhibit 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1


                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                 APRIL 26, 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRIL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         ORIGINATOR/   ORIGINATOR/   ORIGINATOR/
                           SOURCE 1     SOURCE 2       SOURCE 3    AGGREGATE
                         -----------   -----------   -----------   ---------
FICO avg                         693           684                       686
FICO stdev                      41.9         39.88                     40.13
FICO <640 %                    11.04         13.95                     12.77
FICO <680%                      44.2         49.87                     49.51
10th Percentile FICO             635           633                       634
90th Percentile FICO             748           740                       742
CLTV avg                       82.42          84.3                     83.53
CLTV >80%                      46.14          38.5                     43.04
10th Percentile CLTV              65            80                        75
90th Percentile CLTV             100            95                       100
SS CLTV %                      86.79         94.74                     90.49
% with Silent 2nds             23.26         53.49                     36.09
Full Doc %                     49.76         37.87                     43.38
Loan Bal avg (000s)        208799.21     150642.16                 173163.48
% Jumbo                        18.75         12.06                     14.91
DTI %                          40.44         41.03                     40.88
Purch %                        38.11         70.26                     53.13
Cash Out %                     53.42         27.23                     41.67
Fxd %                          22.28         19.89                     20.38
3 yr ARM >= %                 19.236         4.954                    15.124
WAC avg                         6.25             7                       6.7
WAC stdev                       0.73          0.92                      0.94
1st Lien %                       100           100                       100
MI %                               0             0                      0.29
CA %                            23.8         23.03                     25.67
Invt Prop %                     6.19         12.28                      9.46
IO %                           35.14         32.53                     31.97
IO non-Full Doc %              18.58         20.26                     19.09
Multi-Fam %                    13.22          8.35                      8.86
Prim Occ %                     93.32         86.62                      89.5
Moody's Base Case Loss
S&P BB Loss
Fitch BB Loss

                                               WA SS                         INVT           1ST    % WITH  FULL
ORIGINATOR/ SOURCE      % BAL.  WALTV  WACLTV  CLTV    FICO   WAC    PURCH   PROP %  CA%    LIEN   S.2ND    DOC   DTI %   IO%   MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
MILA, Inc.               46.21   84.3    84.3  94.74     684     7   70.26    12.28  23.03   100    53.49  37.87  41.03  32.53     0
Wilmington Finance,
  Inc.                   28.72  82.42   82.42  86.79     693  6.25   38.11     6.19  23.8    100    23.26  49.76  40.44  35.14     0

Other                    25.06   83.4    83.4  86.89     681  6.69   38.77        8  32.68   100     18.7  46.21   41.1  27.31  1.17
TOTAL:                     100  83.53   83.53  90.49     686  6.71   53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29


                                               WA SS                         INVT           1ST    % WITH  FULL
OCCUPANCY               % BAL.  WALTV  WACLTV  CLTV   WAFICO  WAC   PURCH %  PROP %  CA%   LIEN %   S.2ND   DOC    IO%   DTI %  MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
Investor/2nd Home         10.5  86.27   86.27  87.05     701  7.22   63.47    90.06  17.15   100     7.56  60.96  40.11   1.45     0
Primary Occup             89.5  83.21   83.21  90.89     684  6.64   51.92        0  26.67   100    39.43  41.31  40.97  35.55  0.33
Total                      100  83.53   83.53  90.49     686  6.71   53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29


                                               WA SS                         INVT           1ST    % WITH  FULL
DOCUMENTATION           % BAL.  WALTV  WACLTV  CLTV   WAFICO  WAC   PURCH %  PROP %  CA%   LIEN %   S.2ND   DOC    IO%   DTI %  MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
Full                     43.38  85.04   85.04  90.61     686  6.436  46.43    13.41  25.97   100    29.76    100  41.37  29.69     0
Non-Full                 56.62  82.38   82.38   90.4     686  6.911  58.27     6.42  25.43   100    40.93      0   40.5  33.72  0.52
Total                      100  83.53   83.53  90.49     686  6.705  53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29


                                               WA SS                         INVT           1ST    % WITH  FULL
INTEREST ONLY           % BAL.  WALTV  WACLTV  CLTV   WAFICO  WAC   PURCH %  PROP %  CA%   LIEN %   S.2ND  DOC %   IO%   DTI %  MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
2 or 3-yr IO             14.42  83.47   83.47  96.57     683  6.822  70.74     0.73  32.72   100    65.76  34.82  41.02    100     0
Other IO                 17.55   83.9    83.9  89.71     690  6.258  41.92     0.26  50.24   100    29.92  44.77  40.66    100     0
Non-IO                   68.03  83.46   83.46   89.4     685  6.795  52.29    13.68  17.83   100    31.38  44.83   40.9      0  0.43
Total                      100  83.53   83.53  90.49     686  6.705  53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29


                                               WA SS                         INVT           1ST    % WITH  FULL
FICO                    % BAL.  WALTV  WACLTV  CLTV   WAFICO  WAC   PURCH %  PROP %  CA%   LIEN %   S.2ND  DOC %   IO%   DTI %  MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
0-600
601-640                  13.45  75.84   75.84  85.76     630  6.636  37.94     7.13  23.63   100    51.16  57.23  40.79   28.1  0.27
641-680                  36.69   82.7    82.7  90.63     663  6.84   51.63     6.22  21.84   100    41.09  39.31  41.41  30.84  0.33
681-700                  18.88  86.24   86.24  91.91     689  6.729  54.79     9.93  30.76   100    29.44  38.94  41.01   36.9  0.32
700>=                    30.98  86.21   86.21  91.51     735  6.559   60.5    14.01  27.98   100    27.67  44.89   40.2  31.99  0.25
Total                      100  83.53   83.53  90.49     686  6.705  53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29


                                               WA SS                         INVT           1ST    % WITH  FULL
LIEN POSITION           % BAL.  WALTV  WACLTV  CLTV   WAFICO  WAC   PURCH %  PROP %  CA%   LIEN %   S.2ND  DOC %   IO%   DTI %  MI %
------------------      ------  -----  ------  ----    ----   ---    -----   ------  ---    ----   -----    ---   -----   ---   ----
1st Lien                   100  83.53   83.53  90.49     686  6.705  53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29
2nd Lien
Total                      100  83.53   83.53  90.49     686  6.705  53.13     9.46  25.67   100    36.09  43.38  40.88  31.97  0.29